Federated Hermes Short-Intermediate Municipal Fund
A Portfolio of Federated Hermes Short-Intermediate Duration Municipal Trust
CLASS A SHARES (TICKER FMTAX)
INSTITUTIONAL SHARES (TICKER FSHIX)
SERVICE SHARES (TICKER FSHSX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 2025
Mary Jo Ochson, CFA, will retire on April 2, 2026. Effective upon her retirement, Ms. Ochson will no longer serve as a portfolio manager of the Fund. Accordingly, effective April 2, 2026, please remove all references to Ms. Ochson.
The other members of the management team will continue to manage the Fund.
November 5, 2025

Federated Hermes Short-Intermediate Municipal Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457127 (11/25)
© 2025 Federated Hermes, Inc.